united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 10/31

Date of reporting period: 10/31/23

Item 1. Reports to Stockholders.

Superfund Managed Futures Strategy Fund

Class A Shares (SUPRX)

Class I Shares (SUPIX)

Annual Report

October 31, 2023

1-855-61-SUPER

www.SuperfundUS.com

Dear Shareholders:

We are pleased to provide you with the Annual Report for the Superfund Managed Futures Strategy Fund (the “Fund”). For the year ended October 31, 2023, the Fund returned -17.44% and -17.35% for Class A shares and Class I shares respectively. The Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index *, returned 4.80% for the same time period.

Performance Review

November 2022

During November, the overall economic outlook remained soft, despite assets in the Equities and Growth Sectors maintaining positive momentum from the previous month. Globally, market participants responded to U.S. inflation data with optimism because inflation had decreased slightly. Markets were priced in anticipation that inflation would continue to decrease as the U.S. Federal Reserve (“Federal Reserve”) was expected to continue to tighten its key policy rate. In alignment with the bullish-run on Equities, the Stock Indices Sector of the Fund outperformed all other Sectors. In the Bonds Sector, the U.S. Treasury yield curve remained inverted which led to an underperformance of the Fund’s positions in the Bonds Sector. The Fund’s positions in Commodities also suffered due to the underperformance of the Grains, Energy, Metals and Agricultural Sectors. Moreover, the U.S. dollar weakened substantially in November as risk-on sentiment reduced demand for safe-haven assets. The expected slowdown in the pace of monetary tightening made the U.S. dollar a less attractive currency relative to its counterparts. Furthermore, even though the Euro rose above parity, the Fund’s positions in the Currencies Sector faced negative returns. As such, the Fund ended the month of November with a performance of -2.39% and -2.36% for Class A shares and Class I shares respectively.

December 2022

During December, there were notable shifts in the performance of the markets. The Stock Indices Sector changed from outperforming all other Sectors in November to being the worst performing Sector in December for the Fund. A factor that contributed to this shift was the raising of the short-term borrowing rate which was increased by 0.5% by the Federal Reserve. In the Bonds Sector, the Fund experienced some relief as it was the only Sector to provide positive returns for the Fund in December. The Bank of Japan’s decision to ease yield curve control by 25 basis points to deal with its highest inflation in 40 years and an increasingly illiquid market for Japanese bonds, contributed to the Fund’s positive performance in Bonds. The Fund’s positions in Commodities continued to suffer as the Energy Sector forfeited some yearly gains, suffering primarily from a drop in U.S. Natural Gas prices attributable to milder temperatures. In addition to the underperformance of the Metals and Agricultural Sectors, the Currencies Sector also underperformed as the U.S. dollar continued to weaken as a result of a slowdown in manufacturing activity and a slightly softening U.S. labor market. However, the Euro and Pound Sterling appreciated, as did the Japanese Yen in the aftermath of the Bank of Japan’s unexpected change to their yield curve control policy. Ultimately, the Fund ended the month of December with a performance of -1.39% and -1.38% for Class A shares and Class I shares respectively.

January 2023

The New Year brought with it a host of encouraging economic data which left investors cautiously optimistic that Global Markets would divert from the turmoil that plagued 2022. With a drop in the U.S. inflation rate and better-than-expected gains in the labor market, investors determined that conditions would’ve been favorable enough to warrant a less aggressive approach by the Federal Reserve with regards to future interest rate hikes. During the month of January, Global

*	NB: Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

Equity Markets surged, providing positive returns for the Fund. The rise in Government Bond prices as a result of improving economic data adversely affected the Fund’s positions, resulting in negative returns in the Bonds Sector. Commodity Markets got a boost as the world’s largest consumer of industrial metals, China, moved towards a reopening of its economy. The Fund, however, suffered losses in its positions in the Metals Sector. Losses in the Energy Sector also contributed to the Fund’s underperformance in Commodities and its underperformance overall. Ultimately, the Fund ended the month of January with a performance of -3.77% and -3.71% for Class A shares and Class I shares respectively.

February 2023

During the month of February, Equities in the U.S. and Asia fell while Global Bond yields rallied as investors worried about the rate at which inflation was occurring. This movement was capitalized by the Fund as positions held in the Bond Markets yielded positive returns. Geopolitical maneuverings, however, adversely affected the Fund’s positions in the Energy Sector as tensions between the European Union and Russia, coupled with the reopening of China, resulted in volatile energy prices. The Fund’s positions in the Grains Sector also took a hit due to a severe drought that affected harvests in the world’s biggest exporter of Soybeans, Argentina. Nevertheless, positive returns in the Bonds, Currencies, Metals and Agricultural Sectors helped to counteract the negative performance of other Sectors, resulting in overall positive returns for the Fund. The Fund ended the month of February with a performance of 1.45% and 1.29% for Class A shares and Class I shares respectively.

March 2023

In March, the sudden collapse of Silicon Valley Bank, the sudden fall of Signature Bank, the forced bailout of Credit Suisse Group AG by UBS Group AG as well as other bank failures, led to concerns about the Global Banking Sector, which notably shifted the performance of financial markets. The unexpected crisis caused high volatility for most major benchmark indices as well as panic across Global Markets. Although U.S. Equities rebounded after two weeks, the Fund underperformed in the Stock Indices Sector during the month. U.S. Government Bond Markets experienced a sharp rally as investors initially fled stocks for safer assets, however, the Fund’s positions in the Bonds Sector also negatively performed. In the Commodities Sector, prices for Gold surged and this movement was capitalized by the Fund. Despite the positive performance of the Fund’s positions in Gold, the Federal Reserve’s interest rate hike of 25 basis points triggered mixed performances across currencies and ultimately contributed to the Fund’s underperformance overall. As such, the Fund ended the month of March with a performance of -9.86% and -9.73% for Class A shares and Class I shares respectively.

April 2023

During April, there was a positive shift in the performance of the markets. High volatility levels in March had subsided significantly. Economic data throughout the month triggered speculation that the Federal Reserve’s expected interest rate hike of 25 basis points in May would be followed by a pause in the central bank’s policy tightening efforts. The Fund’s positions in the Metals, Currencies and Agricultural Sectors performed positively. Precious Metals continued their upward trend for the year as uncertainties surrounding the Banking Sector, U.S. dollar and U.S. short-term rates, propelled prices higher. Moreover, with the price of Raw Sugar surging in excess of 20% for the month and Cocoa reaching a new three-year high, the Fund was able to capture healthy gains on long positions held in these markets. Despite this positive return, the Fund underperformed in the Energy and Grains Sectors. Nevertheless, the Fund ended the month of April with a performance of 0.32% and 0.31% for Class A shares and Class I shares respectively.

*	NB: Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

May 2023

During the month of May, U.S. politicians engaged in extensive discussions concerning the U.S. debt ceiling. The prolonged debate ended as the U.S. House of Representatives passed debt-limit legislation to suspend the federal debt ceiling for two years and set federal spending limits in order to avert a default and its catastrophic economic impact. Despite this climactic event, Equities showed resilience and the Stock Indices Sector made the most significant contributions to the Fund’s overall performance. However, central banks such as the Federal Reserve, the European Central Bank (“ECB”), and the Bank of England (“BOE”) enacted interest rate hikes during the month. The Federal Reserve enacted a rate rise of 25 basis points. The ECB raised all three of its key interest rates by a further 0.25%, and the BOE announced a 12th consecutive rise in the base rate, hiking 25 basis points. Despite the above developments, the Fund’s positions in the Bonds and Metals Sectors performed positively. However, the Fund’s positions in the Agricultural, Energy, and Currencies Sectors underperformed amid broad-based weakness in commodity prices led by sharp falls in the prices of natural gas and crude oil. The Fund ended the month of May with a performance of -0.16% and -0.16% for Class A shares and Class I shares respectively.

June 2023

In June, Equities rallied for most of the month due to positive economic data and the Federal Reserve’s decision to postpone the enactment of another interest rate hike. As a result, the Fund capitalized on the rally, obtaining positive returns in the Stock Indices Sector. The Fund’s positions in the Currencies Sector also performed positively due to the weakening of the Japanese Yen against other currencies. Furthermore, the Fund’s positions in the Bonds Sector obtained positive returns as Government Bond yields were again on the rise. The Fund underperformed in the Grains, Energy, Agricultural, and Metals Sectors amid weakening commodity prices as well as changing oil and metal prices. Ultimately, the Fund ended the month of June with a performance of 1.74% and 1.87% for Class A shares and Class I shares respectively.

July 2023

In July, energy prices rallied amidst voluntary oil supply cuts by Russia and Saudi Arabia as well as increased global oil demand. This movement within the Energy Sector was capitalized by the Fund and yielded positive returns. The Fund’s positions in the Stock Indices Sector also yielded positive returns as lower-than-expected inflation figures recorded by the U.S. raised optimism about the U.S. economy despite another interest rate hike by the Federal Reserve by a further 0.25%. However, the U.S. dollar stood weaker against its G10 peers, dropping to its lowest level in more than a year, contributing to the underperformance of the Fund’s positions in the Currencies and Bonds Sectors. The Fund’s positions in the Grains, Agricultural and Metals Sectors also yielded negative returns. The Fund ended the month of July with a performance of -0.47% and -0.46% for Class A shares and Class I shares respectively.

August 2023

During August, there was a shift in the performance of Equity Markets largely in response to one of the largest credit rating agencies, Fitch Ratings Inc., downgrading the U.S.’s top-tier AAA rating to AA+, citing the growing debt burden and the deterioration in standards of governance as reasons for its decision. This shift significantly contributed to the Fund’s underperformance in the Stock Indices Sector and the Fund’s underperformance overall. Within the month, energy prices continued to surge amid ongoing oil supply cuts, and the Fund continued to capitalize on this movement. Conversely, the prices of industrial metals and precious metals fell within the month, causing the Fund to perform negatively in the Metals

*	NB: Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

Sector. Ultimately, the Fund ended the month of August with a performance of -4.84% and -4.92% for Class A shares and Class I shares respectively.

September 2023

In the month of September, U.S. interest rate hike expectations mainly influenced the financial markets. Economic data throughout the quarter triggered speculation that the era of policy tightening rates would come to an end. However, that enthusiasm within the markets withered during September. The Stock Indices Sector experienced a downward trend for the majority of the month which contributed to the Fund’s underperformance in the Sector. The Energy Sector continued to be the best-performing Sector for the Fund as energy prices continued to soar. The Fund additionally yielded positive returns from its positions within the Bonds, Currencies and Agricultural Sectors. Despite underperforming in the Metals and Grains Sectors, the Fund ended the month of September with a performance of 1.15% and 1.13% for Class A shares and Class I shares respectively.

October 2023

The month of October was primarily dominated by geopolitical tension between Israel and Palestine and the armed conflict that ensued. The conflict increased the demand and price for safe-haven assets like Gold and served as the main market mover for the month despite a host of encouraging U.S. economic data. With the war threatening to add further logistical disruptions to the supply chain of oil and gas, energy prices spiked again, however, the Fund performed negatively in the Energy Sector due to a change in the Fund’s positions. The Fund also underperformed in the Metals Sector as industrial metals experienced price falls. However, the Fund’s positions in the Stock Indices, Currencies, Grains and Agricultural Sectors yielded positive returns. Ultimately, the Fund ended the month of October with a performance of -0.16% and -0.16% for Class A shares and Class I shares respectively.

The Derivatives Risk Management Program (“DRMP”)

Superfund Advisors Inc. (the “Adviser”), as the Investment Adviser to the Fund of the Two Roads Shared Trust (the “Trust”), adopted a Derivatives Risk Management Program (“DRMP”) on August 19, 2022 that was reasonably designed to manage and monitor the Fund’s derivatives exposure in accordance with Rule 18f-4 (the “Rule”) enforced by the U.S. Securities and Exchange Commission. Pursuant to the Rule, the Adviser appointed a Derivatives Risk Manager to administer the DRMP for the Fund.

Portfolio Securities Valuation Procedures

In accordance with Rule 2a-5 and Rule 31a-4 (together, the “Valuation Rule”) (effective September 8, 2022) enforced by the U.S. Securities and Exchange Commission, the Fund’s Board of Trustees appointed the Adviser as the Valuation Designee for the Fund. The Adviser maintains Portfolio Securities Valuation Procedures for determining fair value in good faith to ensure that the Fund calculates its Net Asset Value (“NAV”) in a timely and accurate manner. In accordance with the procedures, a Fair Value Securities Officer was appointed to perform fair value determinations for the Fund.

Summary of Investment Strategy

To pursue its investment objective, the Fund uses a managed futures strategy and principally invests in U.S. and international, including emerging market, commodity, and financial futures and foreign currency markets. The Fund seeks

*	NB: Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

investment opportunities across many market Sectors, including: Currencies, Interest Rates, Bonds, Stock Indices, Metals, Energy, Grains and Agricultural Sectors.

To implement its strategy, the Fund uses fully automated, proprietary, computerized trading systems that examine a broad array of investments around the world and seek to identify market patterns that offer attractive investment opportunities. The Adviser’s trading strategy analyzes data from more than 120 different futures and forward markets worldwide on an ongoing basis and also analyzes risks related to position size, market correlation and market volatility of potential investments.

Shareholder Distributions and Yield Payouts

The Fund does not have a policy or practice of maintaining a specified level of distributions or yield payouts to shareholders.

Impact of External Events

Although there can be no assurances and past performances do not guarantee future results, we believe that the impact of adverse developments in specific market Sectors on the Fund’s overall performance can be mitigated by the Fund’s diversified asset allocation and risk management strategy. During the reporting period, none of the services provided by the Fund’s Adviser or any of its third-party service providers were disrupted as a result of the ongoing Russia-Ukraine conflict or the ongoing Israel-Palestine conflict.

Thank you for your investment in Superfund Managed Futures Strategy Fund.

Angelique Tuitt

Chief Compliance Officer,
Superfund Advisors Inc.

*	Glossary of Indices mentioned in this document:

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	Tracks the performance of the U.S. dollar denominated U.S. Treasury Bills’ remaining term to final maturity of 3 months.

The views expressed in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry Sectors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict.

9042-NLD 12/20/2023

*	NB: Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

Superfund Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for the year ended October 31, 2023, as compared to its benchmark:

			Annualized
	One Year	Three Years	Five Years	Since Inception(a)
Class A	(17.44)%	(0.38)%	6.79%	2.42%
Class A with 5.75 % load(b)	(22.23)%	(2.34)%	5.53%	1.80%
Class I	(17.35)%	(0.38)%	6.81%	2.54%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index(c)	4.80%	1.86%	1.78%	1.18%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower absent the fee waiver noted below. Past performance is no guarantee of future results. The Fund’s total annual operating expenses prior to expense waivers are 3.24% and 2.99% for Class A and Class I shares, respectively, per the March 1, 2023 prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-61-SUPER.

The Fund’s Advisor has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund, including distribution and service (12b-1) fees and acquired fund fees and expenses, until February 28, 2024 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 0.00% of average daily net assets attributable to each of Class A and Class I shares, respectively. The Fund’s Rule 12b-1 fee is contractually waived to 0.00% with respect to Class A until February 28, 2024. These agreements may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. There is no guarantee that any of these expense limitation and fee waiver arrangements will continue in place after February 28, 2024, at which time it will be determined whether such agreements will be renewed or revised.

(a)	Superfund Managed Futures Strategy Fund Class A shares and Class I shares commenced operations on December 31, 2013.

(b)	Effective as of February 28, 2020, the Fund has waived the front-end sales charge on all direct purchases of Fund shares and for certain other investors as described in the Fund’s prospectus.

(c)	The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Class A
Comparison of the Change in Value of a $10,000 Investment

Class I
Comparison of the Change in Value of a $100,000 Investment

The Fund’s asset classes are as follows:

Holdings by Asset Class	% of Net Assets
Other Assets Less Liabilities (1)	100.0%
100.0%

(1)	The value of the Fund’s derivative positions that provide exposure to a managed futures program is included in “Other Assets Less Liabilities”; however, the portfolio composition detailed above does not include derivatives exposure. See the Notes to Consolidated Financial Statements for more information on the impact of the Fund’s derivative positions on the consolidated financial statements.

SUPERFUND MANAGED FUTURES STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
October 31, 2023

OPEN FUTURES CONTRACTS
Number of Contracts(a)	Open Long Futures Contracts	Expiration	Notional Amount	Fair Value/ Unrealized Appreciation (Depreciation)
1	CBOE Volatility Index Future	11/15/2023	$18,127	$(973)
4	CBOT 30 Day Federal Funds Future(b)	01/31/2024	1,576,876	(396)
2	CBOT Soybean Future(b)	01/12/2024	131,050	387
1	CBOT US Treasure Bond Futures(b)	12/19/2023	109,438	(844)
3	CME Euro FX/Japanese Yen Cross Rate Currency(b)	12/18/2023	394,656	6,705
1	CME Lean Hogs Future(b)	12/14/2023	28,690	(1,670)
3	Cocoa Future(b)	12/12/2023	123,268	10,022
2	COMEX Gold 100 Troy Ounces Future(b)	12/27/2023	398,860	6,589
2	E-mini Dow Jones Industrial Average Index Futures	12/15/2023	331,350	(8,973)
2	Eurex 10 Year Euro BUND Future(b)	12/07/2023	273,024	554
1	Eurex DAX Index Future	12/15/2023	393,190	(26,366)
2	Eurex EURO STOXX 50 Future	12/15/2023	86,147	(251)
3	French Government Bond Futures(b)	12/07/2023	391,438	1,302
6	FVSA index - Mini-Futures on VSTOXX	11/15/2023	12,351	(292)
1	ICE Brent Crude Oil Future(b)	11/30/2023	85,020	(3,950)
1	ICE Gas Oil Future(b)	11/10/2023	88,250	(4,900)
3	LME Copper Future(b)	12/18/2023	606,263	(8,188)
1	LME Lead Future(b)	12/18/2023	52,156	(819)
8	LME Primary Aluminum Future(b)	12/18/2023	449,430	(8,982)
40	MDE Kuala Lumpur Composite Index Future	11/30/2023	604,400	657
2	NYBOT CSC C Coffee Future(b)	12/18/2023	125,475	1,050
7	NYBOT CSC Number 11 World Sugar Future(b)	02/29/2024	212,386	(5,163)
1	NYMEX Brent Crude Oil Last Day Future Contract(b)	11/30/2023	85,020	(2,910)
1	NYMEX Henry Hub Natural Gas Futures(b)	01/29/2024	37,460	2,180
1	NYMEX NY Harbor ULSD Futures(b)	12/29/2023	119,956	(8,841)
6	One-Month SOFR Futures(b)	12/29/2023	2,366,314	(125)
1	OSE Gold Future(b)	08/27/2024	63,441	2,613
3	OSE Nikkei 225 mini Future	12/07/2023	61,059	(1,021)
6	OSE Platinum Future(b)	08/27/2024	87,917	2,786
1	Robusta Coffee Future 10-Tonne(b)	01/25/2024	23,660	(320)
2	SGX FTSE Taiwan Index Futures	11/29/2023	110,100	(670)
8	Three Month SARON Index Futures(b)	03/19/2024	2,161,342	758
3	Three Month SARON Index Futures(b)	06/18/2024	811,080	(83)
3	Three Month SONIA Index Futures(b)	03/19/2024	863,215	1,985
2	Three Month SONIA Index Futures(b)	06/18/2024	575,689	1,907
1	White Sugar Future(b)	11/15/2023	36,650	(395)
	Net Unrealized Depreciation from Long Futures Contracts			$(46,637)

See accompanying notes to consolidated financial statements.

SUPERFUND MANAGED FUTURES STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts(a)	Open Short Futures Contracts	Expiration	Notional Amount	Fair Value/ Unrealized Appreciation (Depreciation)
2	3 Month Euro Euribor Future(b)	03/18/2024	$508,890	$(264)
1	3 Month Euro Euribor Future(b)	06/17/2024	255,014	(346)
1	3 Month Euro Euribor Future(b)	09/16/2024	255,675	(298)
4	CBOT 10 Year US Treasury Note(b)	12/19/2023	424,687	10,969
6	CBOT 2 Year US Treasury Note Future(b)	12/29/2023	1,214,531	1,734
1	CBOT 30 Day Federal Funds Future(b)	04/30/2024	394,177	167
5	CBOT 5 Year US Treasury Note(b)	12/29/2023	522,383	3,609
5	CBOT Corn Future(b)	12/14/2023	119,688	1,525
1	CBOT Rough Rice Future(b)	01/12/2024	32,010	640
1	CBOT Soybean Meal Future(b)	12/14/2023	43,100	(3,290)
3	CBOT Wheat Future(b)	12/14/2023	83,437	3,071
5	CME Australian Dollar Currency Future(b)	12/18/2023	317,600	920
8	CME Canadian Dollar Currency Future(b)	12/19/2023	577,320	7,590
2	CME Feeder Cattle Future(b)	01/25/2024	237,200	14,862
8	CME Japanese Yen Currency Future(b)	12/18/2023	664,650	21,709
3	CME Mexican Peso Currency Future(b)	12/18/2023	82,710	(10)
15	CME New Zealand Dollar Currency Future(b)	12/18/2023	873,525	8,665
11	Eurex 2 Year Euro SCHATZ Future(b)	12/07/2023	1,224,389	(2,346)
1	Eurex 30 Year Euro BUXL Future(b)	12/07/2023	127,442	(2,168)
6	Eurex 5 Year Euro BOBL Future(b)	12/07/2023	738,427	(4,941)
1	Euronext Maize Future(b)	03/05/2024	10,821	251
12	Euronext Milling Wheat Future(b)	12/11/2023	145,730	2,579
4	Euronext Rapeseed Future(b)	01/31/2024	91,174	1,231
2	HKG Hang Seng China Enterprises Index Future	11/29/2023	75,256	140
1	HKG Hang Seng Index Future	11/29/2023	109,543	(257)
1	KCBT Hard Red Winter Wheat Future(b)	12/14/2023	31,463	6,250
3	LME Copper Future(b)	12/18/2023	606,263	15,900
1	LME Lead Future(b)	12/18/2023	52,156	(556)
15	LME Primary Aluminum Future(b)	12/18/2023	842,681	(29,906)
1	Long Gilt Future(b)	12/27/2023	113,218	(2,288)
3	Lumber Futures(b)	01/12/2024	41,374	(214)
2	MDE Crude Palm Oil Future(b)	01/15/2024	38,617	1,221
1	MGE Red Wheat Future(b)	12/14/2023	35,462	1,375
1	Montreal Exchange 10 Year Canadian Bond Future(b)	12/18/2023	82,877	(983)
3	Montreal Exchange 3 Month Canadian Bank Acceptance(b)	03/18/2024	511,192	(1,012)
1	Montreal Exchange 3 Month Canadian Bank Acceptance(b)	06/17/2024	170,677	(647)
3	Montreal Exchange S&P/TSX 60 Index Future	12/14/2023	491,073	17,913
2	NYBOT CTN Number 2 Cotton Future(b)	12/06/2023	81,220	2,745
2	NYMEX Henry Hub Natural Gas Futures(b)	11/28/2023	71,500	(4,170)
1	NYMEX Henry Hub Natural Gas Futures(b)	12/27/2023	38,130	(2,580)
3	OML Stockholm OMXS30 Index Future	11/17/2023	55,852	1,264
2	One-Month SOFR Futures(b)	01/31/2024	788,521	(83)
1	One-Month SOFR Futures(b)	02/29/2024	394,115	21
1	OSE Rubber Future(b)	03/25/2024	8,286	163
1	SAFEX FTSE/JSE Top 40 Index Future	12/21/2023	34,561	145
4	SFE 10 Year Australian Bond Future(b)	12/15/2023	241,195	10,123
11	SFE 3 Year Australian Bond Future(b)	12/15/2023	666,880	7,158
14	SFE 90 Day Australian Bank Accepted Bills Future(b)	03/07/2024	8,469,805	1,124

See accompanying notes to consolidated financial statements.

SUPERFUND MANAGED FUTURES STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts(a)	Open Short Futures Contracts	Expiration	Notional Amount	Fair Value/ Unrealized Appreciation (Depreciation)
1	SFE 90 Day Australian Bank Accepted Bills Future(b)	06/13/2024	$604,479	$320
7	SFE S&P ASX Share Price Index 200 Future	12/21/2023	752,997	26,608
11	SGX FTSE China A50 Futures Contract	11/29/2023	131,967	(2,637)
2	SGX MSCI Singapore Index Future	11/29/2023	39,725	(132)
3	Three-Month SOFR Futures(b)	06/18/2024	709,687	2,638
2	Three-Month SOFR Futures(b)	09/17/2024	474,125	3,581
2	Three-Month SOFR Futures(b)	12/17/2024	475,425	313
3	Three-Month SOFR Futures(b)	03/19/2024	709,200	(31)
2	TSE Japanese 10 Year Bond Futures(b)	12/13/2023	1,896,750	14,012
3	WCE Canola Future(b)	01/12/2024	29,339	1,048
	Net Unrealized Appreciation on Short Futures Contracts			$134,425
	Net Unrealized Appreciation on Futures Contracts			$87,788

(a)	All collateral for open futures contracts consists of cash included as deposits with the broker.

(b)	All or a portion of this investment is a holding of the Superfund Managed Futures Strategy (Cayman) Fund, Ltd.

BOBL - Bundes Obligation

CBOE - Chicago Board Options Exchange

CBOT - Central Bank of Turkey

CME - Chicago Mercantile Exchange

COMEX - Commodity Exchange

CSC - Canadian Securities Course

CTN - Customer Transaction Note

DAX - Deutscher Aktienindex

FTSE - Financial Times Stock Exchange

ICE - Intercontinental Exchange Inc.

JSE - Johannesburg Stock Exchange

KCBT - Kansas City Board of Trade

LME - London Metal Exchange

MSCI - Morgan Stanley Capital International

NYBOT - The New York Board of Trade

NYMEX - The New York Mercantile Exchange

OMXS - Stockholm Index

OSE - Osaka Securities Exchange

S&P - Standard & Poor’s

SAFEX - South Asian Federation of Stock Exchanges

SFE - Sydney Futures Exchange

SGX - Stock Exchange of Singapore

SOFR - Secured Overnight Financing Rate

STOXX - Stock Index of Eurozone Stocks

TSE - Tokyo Stock Exchange

ULSD - Ultra Low Sulfur Diesel

WCE - Winnipeg Commodity Exchange

See accompanying notes to consolidated financial statements.

SUPERFUND MANAGED FUTURES STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Forward Foreign Currency Contracts

Foreign Currency	Settlement Date	Counterparty	Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
To Buy:
Australian Dollar	12/20/2023	ADM Investor Services, Inc.	200,000	$127,082	$(3,167)
Brazilian Real	12/20/2023	StoneX Group, Inc.	900,000	177,537	(2,982)
Canadian Dollar	12/20/2023	ADM Investor Services, Inc.	300,000	216,516	(6,537)
Columbian Peso	12/20/2023	StoneX Group, Inc.	299,999,999	72,103	367
Chinese Yuan Reminbi	12/20/2023	StoneX Group, Inc.	1,200,000	163,818	(1,259)
Danish Krone	12/20/2023	ADM Investor Services, Inc.	600,000	85,302	(291)
Euro	12/20/2023	ADM Investor Services, Inc.	200,000	212,152	(1,496)
Hungarian Forints	12/20/2023	ADM Investor Services, Inc.	80,000,000	219,680	(1,977)
Indian Rupee	12/20/2023	StoneX Group, Inc.	5,000,000	59,956	(206)
Japanese Yen	12/20/2023	ADM Investor Services, Inc.	20,000,000	133,058	(3,320)
Mexican Peso	12/20/2023	ADM Investor Services, Inc.	1,000,000	55,016	(2,505)
New Zealand Dollar	12/20/2023	ADM Investor Services, Inc.	100,000	58,254	(977)
Peruvian Sole	12/20/2023	StoneX Group, Inc.	400,000	104,109	(4,145)
Philippine Peso	12/20/2023	StoneX Group, Inc.	6,000,000	105,642	(421)
Polish Zloty	12/20/2023	ADM Investor Services, Inc.	400,000	94,826	(1,139)
Singapore Dollar	12/20/2023	ADM Investor Services, Inc.	600,000	439,149	(1,372)
South African Rand	12/20/2023	ADM Investor Services, Inc.	1,000,000	53,422	528
South Korean Won	12/20/2023	StoneX Group, Inc.	99,999,999	74,122	(762)
Swedish Krona	12/20/2023	ADM Investor Services, Inc.	1,200,000	107,760	(3,008)
Swiss Franc	12/20/2023	ADM Investor Services, Inc.	400,000	442,236	(6,867)
Taiwanese Dollar	12/20/2023	StoneX Group, Inc.	6,000,000	185,430	(2,837)
				$3,187,170	$(44,373)

To Sell:
Australian Dollar	12/20/2023	ADM Investor Services, Inc.	300,000	$190,623	$1,016
Brazilian Real	12/20/2023	StoneX Group, Inc.	300,000	59,179	(367)
Canadian Dollar	12/20/2023	ADM Investor Services, Inc.	600,000	433,032	5,794
Chinese Yuan Reminbi	12/20/2023	StoneX Group, Inc.	3,600,000	491,454	5,422
Columbian Peso	12/20/2023	StoneX Group, Inc.	300,000,000	72,103	854
Danish Krone	12/20/2023	ADM Investor Services, Inc.	1,800,000	255,905	1,205
Euro	12/20/2023	ADM Investor Services, Inc.	200,000	212,152	(2,301)
Hungarian Forints	12/20/2023	ADM Investor Services, Inc.	40,000,000	109,842	(507)
Indian Rupee	12/20/2023	StoneX Group, Inc.	5,000,000	59,956	(183)
Indonesia Rupiah	12/20/2023	StoneX Group, Inc.	5,000,000,000	313,555	13,385
Japanese Yen	12/20/2023	ADM Investor Services, Inc.	60,000,000	399,175	14,728
Mexican Peso	12/20/2023	ADM Investor Services, Inc.	1,000,000	55,016	139
New Zealand Dollar	12/20/2023	ADM Investor Services, Inc.	400,000	233,016	1,119
Norwegian Krone	12/20/2023	ADM Investor Services, Inc.	1,800,000	161,379	5,474
Peruvian Sole	12/20/2023	StoneX Group, Inc.	400,000	104,109	2,217
Philippine Peso	12/20/2023	StoneX Group, Inc.	12,000,000	211,284	(406)
Polish Zloty	12/20/2023	ADM Investor Services, Inc.	400,000	94,826	141
Singapore Dollar	12/20/2023	ADM Investor Services, Inc.	1,000,000	731,915	1,613
South African Rand	12/20/2023	ADM Investor Services, Inc.	1,000,000	53,422	(2,470)
South Korean Won	12/20/2023	StoneX Group, Inc.	400,000,000	296,488	3,247
Swedish Krona	12/20/2023	ADM Investor Services, Inc.	1,800,000	161,640	199
Swiss Franc	12/20/2023	ADM Investor Services, Inc.	200,000	221,118	(621)
Taiwanese Dollar	12/20/2023	StoneX Group, Inc.	9,000,000	278,148	5,719
				$5,199,337	$55,417

Net unrealized appreciation on forward foreign currency contracts					$11,044

See accompanying notes to consolidated financial statements.

SUPERFUND MANAGED FUTURES STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Forward Foreign Currency Contracts (Continued)

Cross Currency Contracts

Foreign Currency		Settlement Date	Counterparty	Local Currency Amount Purchased	Local Currency Amount Sell	U.S. Dollar Market Value Buy	U.S. Dollar Market Value Sell	Unrealized Appreciation/ (Depreciation)
To Buy:	To Sell:
Australian Dollar	Japanese Yen	12/20/2023	ADM Investor Services, Inc.	200,000	18,625,200	127,083	(123,912)	$3,171
Australian Dollar	New Zealand Dollar	12/20/2023	ADM Investor Services, Inc.	600,000	650,433	381,248	(378,904)	2,344
British Pound	Canadian Dollar	12/20/2023	ADM Investor Services, Inc.	300,000	509,510	364,735	(367,725)	(2,990)
British Pound	Euro	12/20/2023	ADM Investor Services, Inc.	344,991	400,000	419,434	(424,304)	(4,870)
British Pound	Japanese Yen	12/20/2023	ADM Investor Services, Inc.	100,000	17,872,000	121,578	(118,901)	2,677
British Pound	Swiss Franc	12/20/2023	ADM Investor Services, Inc.	361,965	400,000	440,071	(442,235)	(2,164)
Canadian Dollar	Australian Dollar	12/20/2023	ADM Investor Services, Inc.	263,100	300,000	189,885	(190,624)	(739)
Canadian Dollar	British Pound	12/20/2023	ADM Investor Services, Inc.	334,386	200,000	241,334	(243,157)	(1,823)
Canadian Dollar	Japanese Yen	12/20/2023	ADM Investor Services, Inc.	200,000	21,236,000	144,344	(141,281)	3,063
Euro	British Pound	12/20/2023	ADM Investor Services, Inc.	600,000	524,802	636,456	(638,045)	(1,589)
Euro	Hungarian Forints	12/20/2023	ADM Investor Services, Inc.	100,945	40,000,000	107,079	(109,841)	(2,762)
Euro	Japanese Yen	12/20/2023	ADM Investor Services, Inc.	200,000	31,364,000	212,152	(208,662)	3,490
Euro	Norwegian Krone	12/20/2023	ADM Investor Services, Inc.	154,878	1,800,000	164,288	(161,379)	2,909
Euro	Swedish Krona	12/20/2023	ADM Investor Services, Inc.	152,188	1,800,000	161,435	(161,640)	(205)
Euro	Swiss Franc	12/20/2023	ADM Investor Services, Inc.	416,891	400,000	442,221	(442,235)	(14)
Hungarian Forints	Euro	12/20/2023	ADM Investor Services, Inc.	80,000,000	204,869	219,682	(217,317)	2,365
Japanese Yen	British Pound	12/20/2023	ADM Investor Services, Inc.	17,881,600	100,000	118,965	(121,578)	(2,613)
Japanese Yen	Euro	12/20/2023	ADM Investor Services, Inc.	15,575,100	100,000	103,620	(106,076)	(2,456)
Japanese Yen	Swiss Franc	12/20/2023	ADM Investor Services, Inc.	32,864,500	200,000	218,645	(221,117)	(2,472)

See accompanying notes to consolidated financial statements.

SUPERFUND MANAGED FUTURES STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Forward Foreign Currency Contracts (Continued)

Cross Currency Contracts (Continued)

Foreign Currency		Settlement Date	Counterparty	Local Currency Amount Purchased Sell	Local Currency Amount Purchased Sell	U.S. Dollar Market Value Buy	U.S. Dollar Market Value Sell	Unrealized Appreciation/ (Depreciation)
To Buy:	To Sell: (continued)
New Zealand Dollar	Australian Dollar	12/20/2023	ADM Investor Services, Inc.	433,272	400,000	252,399	(254,165)	$(1,766)
Norwegian Krone	Euro	12/20/2023	ADM Investor Services, Inc.	600,000	52,808	53,793	(56,016)	(2,223)
Swedish Krona	Euro	12/20/2023	ADM Investor Services, Inc.	600,000	51,588	53,880	(54,723)	(843)
Swiss Franc	British Pound	12/20/2023	ADM Investor Services, Inc.	600,000	546,248	663,352	(664,119)	(767)
Swiss Franc	Euro	12/20/2023	ADM Investor Services, Inc.	500,000	526,500	552,793	(558,490)	(5,697)
Swiss Franc	Japanese Yen	12/20/2023	ADM Investor Services, Inc.	200,000	33,114,600	221,117	(220,309)	808

				153,583,816	171,378,558	$6,611,589	$6,626,755	$(15,166)

Net unrealized depreciation on forward foreign currency contracts and forward foreign cross currency contracts								$(4,122)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
October 31, 2023

ASSETS
Cash	$6,559,735
Cash held for collateral at brokers for futures and forward foreign currency contracts	939,844
Foreign currency held for collateral at brokers for futures and forward foreign currency contracts (Cost $206,297)	204,970
Due from Advisor	3,416
Net unrealized appreciation on futures contracts	233,080
Net unrealized appreciation on forward foreign currency contracts	83,994
TOTAL ASSETS	8,025,039

LIABILITIES
Net unrealized depreciation on futures contracts	145,292
Net unrealized depreciation on forward foreign currency contracts	88,116
TOTAL LIABILITIES	233,408
NET ASSETS	$7,791,631

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$9,954,648
Accumulated losses	(2,163,017)
NET ASSETS	$7,791,631

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,090,234
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	502,175
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$6.15

Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$6.53

Class I Shares:
Net Assets	$4,701,397
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	753,102
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$6.24

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended October 31, 2023

INVESTMENT INCOME
Interest	$14,391
TOTAL INVESTMENT INCOME	14,391

EXPENSES
Investment advisory fees	306,078
Distribution (12b-1) fees: Class A	9,181
TOTAL EXPENSES	315,259

Less: Advisory fees waived by the Advisor	(306,078)
Less: 12b-1 fees waived by the Advisor	(9,181)

NET EXPENSES	—
NET INVESTMENT INCOME	14,391

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from:
Futures contracts	(1,767,481)
Forward foreign currency contracts	(235,073)
(2,002,554)
Net change in unrealized depreciation on:
Futures contracts	(163,887)
Foreign currency translations	(887)
Forward foreign currency contracts	(39,052)
(203,826)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,206,380)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,191,989)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
FROM OPERATIONS
Net investment income	$14,391	$2,255
Net realized loss	(2,002,554)	(1,601,838)
Net change in unrealized appreciation (depreciation)	(203,826)	220,241
Net decrease in net assets resulting from operations	(2,191,989)	(1,379,342)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(268,075)	(869,814)
Class I	(524,402)	(2,208,306)
Net decrease in net assets from distributions to shareholders	(792,477)	(3,078,120)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	50	269,326
Class I	122,203	678,139
Net asset value of shares issued in reinvestment of distributions:
Class A	265,816	869,815
Class I	480,964	2,025,787
Redemption fee proceeds:
Class A	—	3
Class I	—	9
Payments for shares redeemed:
Class A	(592,930)	(492,197)
Class I	(2,596,832)	(3,923,044)
Net decrease in net assets from shares of beneficial interest	(2,320,729)	(572,162)

TOTAL DECREASE IN NET ASSETS	(5,305,195)	(5,029,624)

NET ASSETS
Beginning of Year	13,096,826	18,126,450
End of Year	$7,791,631	$13,096,826

SHARE ACTIVITY
Class A:
Shares Sold	6	30,357
Shares Reinvested	36,817	105,305
Shares Redeemed	(91,138)	(58,506)
Net increase (decrease) in shares of beneficial interest outstanding	(54,315)	77,156

Class I:
Shares Sold	16,742	78,488
Shares Reinvested	65,616	242,029
Shares Redeemed	(406,131)	(466,750)
Net decrease in shares of beneficial interest outstanding	(323,773)	(146,233)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.95	$10.56	$9.15	$9.29	$7.34

Activity from investment operations:
Net investment income (1)	0.01	0.00 (6)	0.00 (6)	0.04	0.07
Net realized and unrealized gain (loss) on investments (3)	(1.32)	(0.81)	2.59	0.93	1.88
Total from investment operations	(1.31)	(0.81)	2.59	0.97	1.95

Less distributions from:
Net investment income	(0.49)	(1.13)	(1.18)	(1.11)	—
Net realized gains	—	(0.67)	—	—	—
Total distributions	(0.49)	(1.80)	(1.18)	(1.11)	—

Paid in capital from redemption fees(1)	0.00 (6)	0.00	0.00	0.00	0.00

Net asset value, end of year	$6.15	$7.95	$10.56	$9.15	$9.29

Total return (2)	(17.44)%	(8.31)%	30.58%	11.00%	26.57%

Net assets, at end of year (000s)	$3,090	$4,424	$5,064	$3,763	$2,926

Ratio of gross expenses to average net assets (5)	3.24%	3.24%	3.24%	3.24%	3.24%

Ratio of net expenses to average net assets (4)	0.00%	0.00%	0.00%	0.00%	0.93%

Ratio of net investment income to average net assets	0.14%	0.02%	0.04%	0.46%	0.77%

Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(3)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the year.

(4)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Advisor.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.05	$10.68	$9.24	$9.37	$7.40

Activity from investment operations:
Net investment income (1)	0.01	0.00 (6)	0.00 (6)	0.05	0.10
Net realized and unrealized gain (loss) on investments (3)	(1.33)	(0.83)	2.62	0.93	1.87
Total from investment operations	(1.32)	(0.83)	2.62	0.98	1.97

Less distributions from:
Net investment income	(0.49)	(1.13)	(1.18)	(1.11)	—
Net realized gains	—	(0.67)	—	—	—
Total distributions	(0.49)	(1.80)	(1.18)	(1.11)	—

Paid in capital from redemption fees(1)	0.00 (6)	0.00	0.00	0.00	0.00

Net asset value, end of year	$6.24	$8.05	$10.68	$9.24	$9.37

Total return (2)	(17.35)%	(8.41)%	30.61%	11.05%	26.62%

Net assets, at end of year (000s)	$4,701	$8,673	$13,063	$8,747	$7,974

Ratio of gross expenses to average net assets (5)	2.99%	2.99%	2.99%	2.99%	2.99%

Ratio of net expenses to average net assets (4)	0.00%	0.00%	0.00%	0.00%	0.46%

Ratio of net investment income to average net assets	0.14%	0.01%	0.04%	0.48%	1.16%

Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(3)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the year.

(4)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Advisor.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2023

1.	ORGANIZATION

The Superfund Managed Futures Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on December 31, 2013. The investment objective is to seek positive absolute returns.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any sales charge on the purchase. Effective as of February 28, 2020, the Fund waived the front-end sales charge on all direct purchases of Fund shares and for certain other investors as described in the Fund’s prospectus. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last quoted sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Forward foreign exchange contracts are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value.

The Fund may hold securities for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Trustees of the Trust (“Board”). The Board has appointed Superfund Advisors, Inc. (the “Advisor”) as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determination. The Valuation Designee may also enlist third party consultants such as valuation specialist at a public accounting firm, a valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures approved by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Futures Contracts (1)	$87,788	$—	$—	$87,788
Total	$87,788	$—	$—	$87,788
Liabilities
Forward Foreign Currency Contracts (2)	$—	$(4,122)	$—	$(4,122)
Total	$—	$(4,122)	$—	$(4,122)

(1)	Represents net unrealized appreciation on futures contracts.

(2)	Represents net unrealized depreciation on forward foreign currency contracts.

The Fund did not hold any Level 3 securities during the year.

See Consolidated Schedule of Investments for more information related to the Fund’s investments.

Futures Contracts – Among other risks, which are disclosed in the Fund’s prospectus and statements of the additional information, and certain of which are discussed below, the Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk and volatility risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss. For the year ended October 31, 2023, the Fund recognized realized losses of $1,767,481. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Foreign Currency Contracts – The Fund may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Consolidated Statement of Operations.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include Superfund Managed Futures Strategy (Cayman) Fund Ltd. (“Superfund-CFC”), a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of Superfund-CFC is as follows:

		CFC Net Assets at	% of Fund Net Assets at
	Inception Date of CFC	October 31, 2023	October 31, 2023
Superfund-CFC	6/20/2014	$1,383,758	17.76%

For tax purposes, Superfund-CFC is an exempted Cayman investment company. Superfund-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, Superfund-CFC is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, Superfund-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of October 31, 2023.

				Gross Amounts Not Offset in the
				Consolidated Statement of Assets &
Assets:				Liabilities
	Gross Amounts	Derivatives
	of Recognized	available for	Net Amount of	Financial	Collateral
Description	Assets	offset	Assets	Instruments	Pledged/Received (1)	Net Amount
Futures contracts	$233,080	$(145,292)	$87,788	$—	$—	$87,788
Forward Foreign Currency Contracts	83,994	(83,994)	—	—	—	—
Total	$317,074	$(229,286)	$87,788	$—	$—	$87,788

				Gross Amounts Not Offset in the
				Consolidated Statement of Assets &
Liabilities:				Liabilities
	Gross Amounts	Derivaties
	of Recognized	available for	Net Amount of	Financial	Collateral
Description	Liabilities	offset	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Futures contracts	$(145,292)	$145,292	$—	$—	$—	$—
Forward Foreign Currency Contracts	(88,116)	83,994	(4,122)	—	4,122	—
Total	$(233,408)	$229,286	$(4,122)	$—	$4,122	$—

(1)	Collateral pledged in table above is capped by the recorded investment balances related to futures contracts and forward foreign currency contracts based on the information that was available to the Fund as of October 31, 2023. Total collateral held by the broker as of October 31, 2023 in the form of cash was $1,144,814 as presented gross as cash held for collateral at broker for futures and forward foreign currency contracts on the Consolidated Statement of Assets and Liabilities.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of October 31, 2023:

	Asset Derivatives		Liability Derivatives
Contract Type/ Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts:	Net unrealized appreciation on futures contracts	$51,377	Net unrealized depreciation on futures contracts	$(41,655)
Interest rate contracts:	Net unrealized appreciation on futures contracts	50,905	Net unrealized depreciation on futures contracts	(13,570)
Commodity contracts:	Net unrealized appreciation on futures contracts	85,209	Net unrealized depreciation on futures contracts	(88,398)
Foreign exchange contracts:	Net unrealized appreciation on futures contracts	45,589	Net unrealized depreciation on futures contracts	(1,669)
Foreign exchange contracts:	Net unrealized appreciation on forward foreign currency contracts	83,994	Net unrealized depreciation on forward foreign currency contracts	(88,116)
		$317,074		$(233,408)

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate	Net realized gain (loss) from futures contracts
Equity/Currency/Commodity/Interest Rate	Net realized gain (loss) from forward foreign currency contracts

The following is a summary of the Fund’s realized gain (loss) and net change in unrealized depreciation on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the Fund for the year ended October 31, 2023:

Net Change in Unrealized appreciation (depreciation) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2023
Futures Contracts	$(159,839)	$34,238	$(8,200)	$(30,086)	$(163,887)
Forward Foreign Currency Contracts	—	(39,052)	—	—	(39,052)
	$(159,839)	$(4,814)	$(8,200)	$(30,086)	$(202,939)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2023
Futures Contracts	$(1,128,938)	$(390,769)	$(60,256)	$(187,518)	$(1,767,481)
Forward Foreign Currency Contracts	—	(235,073)	—	—	(235,073)
	$(1,128,938)	$(625,842)	$(60,256)	$(187,518)	$(2,002,554)

The notional value of the derivative instruments outstanding as of October 31, 2023, as disclosed in the Consolidated Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined using the first-in-first-out cost method.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2020 to October 31, 2022, or expected to be taken in the Fund’s October 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

3.	RISKS

Principal Investment Risks

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below.

Please refer to the Fund’s prospectus and statement of additional information for further information regarding the risks associated with the Fund’s investments which include but are not limited to active trading risk, asset-backed securities risk, call option risk, commodities risk, counterparty credit risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risk, equity risk, expense waiver risk, fixed income securities risk, foreign (non-U.S.) investment risk, forward and futures contract risk, gap risk, hedging transactions risk, index risk, issuer-specific risk, leveraging risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, model risk, put option risk, regulatory risk, short sales risk, sovereign debt risk, subsidiary risk, tax risk, U.S. Government securities risk, valuation risk, volatility risk and written/sold options risk.

In accordance with its investment objective and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodities Risk – Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines or if a counterparty becomes the subject of insolvency proceedings, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Advisor considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Advisor regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty risk. There is the risk that a counterparty refuses to continue to enter into derivative transactions with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A derivative counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Currency Risk – The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Certain derivatives require the Fund to make margin payments and the Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Expense Waiver Risk – The Advisor has agreed to waive all of the Fund’s unitary management fee and to absorb the Fund’s expenses (excluding front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) through February 28, 2024. There can be no assurance that the Advisor will continue to waive all or any portion of the unitary management fee and/or absorb Fund expenses beyond that date. Therefore, the fees and expenses applicable to your investment could increase significantly in the future.

Forward and Futures Contract Risk – The successful use of forward and futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, including increases to margin requirements by futures commission merchants as a result of market conditions or periods of high volatility, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund could be unable to recover assets held at the futures clearing broker, even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the broker. A counterparty to a forward and futures contract may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns.

Gap Risk – The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Leveraging Risk – The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Liquidity Risk – Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the equities or other securities markets, or adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Model Risk – The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, an increasing number of market participants may rely on models that are similar to those used by the Advisor, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

Subsidiary Risk – By investing in the Superfund-CFC, the Fund is indirectly exposed to the risks associated with the Superfund-CFC’s investments. The commodity-related instruments held by the Superfund-CFC are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). The Superfund-CFC is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Superfund-CFC to operate as described in the Fund’s prospectus and Statement of Additional Information and could adversely affect the Fund.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and futures contracts, for the year ended October 31, 2023, amounted to $0 and $0, respectively.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Superfund Advisors Inc. serves as the Fund’s investment advisor. Pursuant to the Advisory Agreement, the Fund pays the Advisor a unitary management fee for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. The Advisory Agreement will continue in effect year to year, provided that such continuation shall be specifically approved at least annually by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Board, shareholders of the Fund or the Advisor may terminate the Advisory Agreement upon sixty (60) day notice. For the year ended October 31, 2023, the Advisor earned advisory fees of $306,078.

Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for any brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the trustees and officers with respect thereto. The Advisor’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Advisor for providing services to the Fund.

Effective February 26, 2019, the Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”), has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund, including distribution and service (12b-1) fees and acquired fund fees and expenses, until February 28, 2024 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 0.00% of average daily net assets attributable to each of Class A and Class I shares, respectively. This Agreement may be terminated by the Board on 60 days’ written notice to the Advisor. There is no guarantee that this expense limitation arrangement will continue in place after February 28, 2024, at which time it will be determined whether such Agreement will be renewed or revised. For the year ended October 31, 2023, the Advisor waived advisory fees of $306,078. Waived fees are not subject to potential future recoupment.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Rule 12b-1 fee is contractually waived to 0.00% with respect to Class A until February 28, 2024. The agreement may be terminated by the Board on 60 days’ written notice to the Advisor. There is no guarantee that this fee waiver arrangement will continue in place after February 28, 2024, at which time it will be determined whether such arrangement will be renewed or revised. For

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

the year ended October 31, 2023, pursuant to the Plan, Class A accrued $9,181 in 12b-1 fees, of which $9,181 was waived pursuant to the agreement. Waived Rule 12b-1 fees are not subject to potential future recoupment.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended October 31, 2023, the Distributor did not receive any underwriting commissions for sales of Class A shares. In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes including futures and its respective gross unrealized appreciation and depreciation at October 31, 2023, was as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$(55,952)	$257,722	$(118,104)	$139,618

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended October 31, 2023 and October 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2023	October 31, 2022
Ordinary Income	$792,477	$2,430,212
Long-Term Capital Gain	—	647,908
	$792,477	$3,078,120

As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$(2,303,052)	$—	$140,035	$(2,163,017)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized gain (loss) and accumulated net investment gain (loss) is primarily attributable to the mark-to-market on open futures contracts and forward

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2023

foreign currency contracts. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $417.

Short-Term	Long-Term	Total	CLCF Utilized
$1,339,299	$963,753	$2,303,052	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, distributions in excess, and accumulated losses from the Fund’s wholly owned subsidiary, resulted in reclassifications for the Fund for the fiscal year ended October 31, 2023 as follows:

Paid
In	Accumulated
Capital	Deficit
$(1,941,844)	$1,941,844

8.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the year ended October 31, 2023, and the year ended October 31, 2022, the Fund assessed $0 and $12 respectively in redemption fees.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a) 9 of the 1940 Act. As of October 31, 2023, Superfund USA Holdings, Inc., an affiliate of the Advisor, held 74.5% of the voting securities of the Fund.

10.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

11.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were available to be issued. Management has determined that, other than the event described below, no events or transactions occurred requiring adjustment or disclosure in the financial statements.

At a Board meeting held on December 19, 2023, the Board approved the liquidation of the Superfund Managed Futures Strategy Fund. The Fund is closed to all new investments as of December 19, 2023. The Fund will be liquidated and dissolved on or about March 29, 2024.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Superfund Managed Futures Strategy Fund and
Board of Trustees of Two Roads Shared Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Superfund Managed Futures Strategy Fund (the “Fund”), a series of Two Roads Shared Trust, as of October 31, 2023, the related consolidated statements of operations and changes in net assets, the related notes, and the consolidated financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s consolidated financial statements and consolidated financial highlights for the years ended October 31, 2022, and prior, were audited by other auditors whose reports dated December 29, 2022 and December 28, 2021, expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
December 29, 2023

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Superfund Managed Futures Strategy Fund
EXPENSE EXAMPLES
October 31, 2023 (Unaudited)

As a shareholder of Superfund Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Superfund Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Superfund Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/23	10/31/23	5/1/23 – 10/31/23	5/1/23 – 10/31/23
Class A	$1,000.00	$971.60	$0.00	0.00% ǂ
Class I	1,000.00	972.00	0.00	0.00% ǂ

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/23	10/31/23	5/1/23 – 10/31/23	5/1/23 – 10/31/23
Class A	$1,000.00	$1,025.21	$0.00	0.00% ǂ
Class I	1,000.00	1,025.21	0.00	0.00% ǂ

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

ǂ	See Notes to Consolidated Financial Statements.

Approval of Advisory Agreement

Superfund Managed Futures Strategy Fund

At a meeting held on September 27–28, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Superfund Advisors, Inc. (“Superfund” or the “Adviser”) and the Trust, on behalf of the Superfund Managed Futures Strategy Fund (the “Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Superfund; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials from Superfund. The Board was advised by, and met in executive session with, the Board’s independent legal counsel and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser is an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser, including quarterly performance reports prepared by management. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the Advisory Agreement with respect to the Fund included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed the materials provided by Superfund related to the Advisory Agreement with respect to the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of Superfund; an overview of the personnel that perform advisory, compliance, and operational services for the Fund and their background and experience; a quarterly written report containing Superfund’s performance commentary; Superfund’s compliance program, including its business continuity plan and information and technology security policies, and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940

Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of Superfund’s compliance program; information regarding Superfund’s and its affiliates’ compliance resources and practices; information regarding Superfund’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees, and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge.

In considering the nature and quality of services to be provided by Superfund under the Advisory Agreement, the Board considered the level and sophistication of Superfund’s employees’ asset management, risk management, operations, and compliance experience.

The Board discussed Superfund’s investment strategy, noting that Superfund uses an automated proprietary trading system to which Superfund has not proposed any material changes or adjustments in its operation. The Board noted that because the Fund is generally invested in liquid commodity futures contracts, neither liquidity nor an inability to obtain market prices for the Fund’s holdings has generally been a significant factor in the Fund’s operation.

The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluations of the regulatory compliance systems of the Adviser and procedures reasonably designed to ensure compliance with the federal securities laws. The Board noted that the Trust’s CCO had not identified any significant matters relating to Superfund’s compliance program and that Superfund appeared to be devoting adequate resources to its compliance program, including through the engagement of an independent compliance consultant to perform reviews and risk assessments of Superfund’s compliance program. The Board noted that Superfund’s compliance, risk management, and associated policies appeared to be operating effectively to identify and monitor risks and ensure compliance with the federal securities laws. The Board also considered the effectiveness of Superfund’s cybersecurity and business continuity policies and procedures.

The Board noted no significant disruption or impact to the services provided by the Adviser as a result of the COVID-19 pandemic and that the Adviser had continued to provide the same level, quality and extent of services to the Fund. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Fund.

In considering the nature, extent, and quality of the services provided by Superfund, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Superfund’s management and the quality of the performance of Superfund’s duties. The Board concluded that Superfund had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties and that the nature, overall quality and extent of the advisory services provided by Superfund were satisfactory and reliable, but that the Board would continue to reevaluate the Fund’s performance and portfolio structure at future meetings.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a benchmark index and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that, while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including in particular that data may vary depending on the date selected and that the results of the performance comparisons may vary depending on the selection of the Peer Group.

The Board considered that the Fund had underperformed its Peer Group median, its Morningstar category median, and the benchmark index for the one-year and three-year periods, underperformed its Peer Group median for the since inception period, and underperformed its Morningstar category median for the five-year and since inception periods. The Board considered that the Fund had outperformed its Peer Group median and the benchmark index for the five-year period and outperformed the benchmark for the since inception period. The Board considered that the Fund’s return was augmented by its contractual waiver of its advisory fees, which reduced the Fund’s expenses to 0.00%. The Board took into account Superfund’s discussion of the Fund’s performance, including the impact of current market conditions on the Fund’s more recent performance and any plans to address such performance. The Board also noted the differences in the Fund’s investment strategy relative to its Peer Group. The Board concluded that the overall performance of the Fund was consistent with its prospectus and noted the continued monitoring and review of the more recent performance by the Adviser.

Fees and Expenses. Regarding the costs of the services provided by Superfund, the Board considered, among other expense data, a comparison prepared by Broadridge of the Fund’s contractual advisory fee and net operating expense ratios to those advisory fee and expenses of the funds in its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including potential differences in the investment strategies of the Fund relative to the funds in its Peer Group, as well as the level, quality, and nature of the services provided by the Adviser with respect to the Fund.

The Board considered that the Fund’s contractual unitary fee was above the median and average of its Morningstar category and the Peer Group. The Board noted the Fund’s unitary fee structure as compared to the more conventional fee structures used by funds in the Peer Group. The Board also took into account that the Fund’s operating expense limitation agreement (the “Expense Limitation”) reduced the Fund’s total annual fund operating expenses to 0.00% and that Superfund had agreed to maintain this arrangement through at least February 28, 2024. The Board noted that the Fund’s net expense ratio under the Expense Limitation was the lowest in its Peer Group and Morningstar category. The Board took into account management’s discussion of the status of the expense limitation agreement and also considered the Fund’s gross expense ratio relative to the funds in its Peer Group. The Board also took into account the size of the Fund. In considering the level of the unitary fee and expense ratio with respect to the Fund, the Board noted Superfund’s discussion as to the reasonableness and competitiveness of the Fund’s gross and net fees and expenses.

Based on the factors above, the Board concluded that the contractual unitary advisory fee of the Fund was not unreasonable.

Profitability. The Board considered Superfund’s profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Superfund and considered that under the Expense Limitation currently in place, Superfund had not profited from its relationship with the Fund. The Board concluded that the profitability of Superfund and its affiliates from their relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether Superfund would realize economies of scale with respect to its management of the Fund as the Fund grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the Fund currently charged a unitary fee that did not include breakpoints, but that Superfund did not take a fee for its services pursuant to the Expense Limitation in place. The Board also considered the relatively small level of assets in the Fund currently and determined that economies of scale were not a relevant consideration. The Board noted that it would revisit whether economies of scale exist once the Fund has achieved sufficient size.

Other Benefits. The Board considered the character and amount of other direct and incidental benefits to be received by Superfund from its relationship with the Fund. The Board noted that Superfund did not anticipate receiving any direct, indirect, or ancillary material “fall-out” benefits from its relationship with the Fund, other than certain reputational benefits that may result from these relationships, and concluded such benefits are reasonable.

Conclusion. The Board, having requested and received such information from Superfund as it believed reasonably necessary to evaluate the terms of the Advisory Agreement with respect to the Fund, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the renewal of the Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Superfund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2023

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021-present)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018); OHA CLO Enhanced Equity II Genpar LLP (since 2021) and Carlyle Credit Income Fund (since September 2023)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman McGowan PLLC (legal services)(Since 2016)	1	iDirect Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	iDirect Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information as of October 31, 2023.

**	As of October 31, 2023, the Trust was comprised of 30 active portfolios managed by nine unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

10/31/23 – Two Roads v1

Superfund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2023

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2023.

**	As of October 31, 2023, the Trust was comprised of 30 active portfolios managed by nine unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-61-SUPER.

10/31/23 – Two Roads v1

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended October 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-61-SUPER or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-61-SUPER.

Investment Advisor
Superfund Advisors, Inc.
P.O. Box 1568
St. George’s
GRENADA

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees, and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

SUPERFD-AR23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)        During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR.

(a)(2) Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series

2023           2022

– Superfund Managed Futures Strategy Fund                                   $16,500       $16,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

Trust Series                                                                        2023           2022

Superfund Managed Futures Strategy Fund                         $4,500         $4,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. There aggregate were no fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee’s Pre-Approval Policies

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable. During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2023 and 2022 are disclosed in (b)-(d) above. There were no services rendered by the registrant's accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)        Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, President/Principal Executive Officer

Date 12/29/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, President/Principal Executive Officer

Date 12/29/23

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer/Principal Financial Officer

Date 12/29/23